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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 9, 2005

                           CURTISS-WRIGHT CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      1-134                  13-0612970
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)            Identification No.)

                4 Becker Farm Road
               Roseland, New Jersey                              07068
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (973) 597-4700

                          ----------------------------

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

         A letter, dated May 9, 2005, of Martin R. Benante, Chairman and CEO of the Registrant, was mailed to stockholders of the Registrant on or about May 10th, 2005, respecting voting for agenda items for the May 19, 2005 Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Letter, dated May 9, 2005, of Martin R. Benante, Chairman and CEO of the Registrant, to stockholders of the Registrant respecting voting for agenda items for the May 19, 2005 Annual Meeting.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  May 10, 2005                          CURTISS-WRIGHT CORPORATION


                                              By:  /s/ Glenn E. Tynan
                                                  ---------------------------
                                                  Glenn E. Tynan
                                                  Vice President Finance and
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit      Description
-------      -----------


99.1 Letter, dated May 9, 2005, of Martin R. Benante, Chairman and CEO of the Registrant, to stockholders of the Registrant respecting voting for agenda items for the May 19, 2005 Annual Meeting.